UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 27, 2020 (February 26, 2020)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2020, ServiceMaster Global Holdings, Inc. (the “Company”) issued a press release reporting unaudited results for the fourth quarter and full year 2019. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Company is in the process of searching for a permanent Chief Executive Officer. The Company’s current Chief Financial Officer, Anthony D. DiLucente, is important to the Company and, once hired, will be of assistance to the new permanent Chief Executive Officer’s integration at the Company, and therefore, on February 26, 2020 the Company entered into a retention agreement with Mr. DiLucente to ensure the Company will have the benefit of his continued service and leadership. He will continue to hold the title of Chief Financial Officer of the Company until the earlier of (1) the time the new permanent Chief Executive Officer may decide to replace him as Chief Financial Officer and the Board of Directors appoints a new Chief Financial Officer or (2) March 31, 2021, unless such date is mutually extended by the parties. If Mr. DiLucente is replaced as Chief Financial Officer prior to March 31, 2021, he will hold the title of Executive Advisor until March 31, 2021. The retention agreement provides that Mr. DiLucente will continue to receive his base salary and incentive compensation through March 31, 2021 and any equity awards he holds will continue to vest through such date. If Mr. DiLucente’s employment terminates on March 31, 2021, he will be entitled to severance of (x) one year’s base salary, (y) an amount equal to his target annual bonus and (z) any pro-rated bonus for 2020 if his role as Chief Financial Officer ends prior to December 31, 2020.

The foregoing summary of Mr. DiLucente’s retention agreement does not purport to be complete and is qualified in its entirety by reference to the retention agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued February 27, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

February 27, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued February 27, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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